                                                                    Exhibit 10.4


                      WAIVER, AMENDMENT, AND FIRST CONSENT

              WAIVER, AMENDMENT, AND FIRST CONSENT, dated as of December 15, 1999 (this "Consent"), by and among BPP RETAIL, LLC, a Delaware limited liability company (the "Borrower"), the Lenders (as defined in the Credit Agreement referred to below), THE CHASE MANHATTAN BANK, as Administrative Agent (as defined in the Credit Agreement referred to below), BURNHAM PACIFIC EMPLOYEES LLC, a Delaware limited liability company (the "Manager"), BURNHAM PACIFIC OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("BPOP"), and STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM, a unit of the State and Consumer Services Agency of the State of California (the "Investor").

                                R E C I T A L S:

              The Borrower, the Lenders and the Administrative Agent entered into a Credit Agreement dated as of June 14, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless the context requires otherwise, capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

              The Borrower has informed the Lenders and the Administrative Agent that the Investor and the Manager wish to amend the Operating Agreement in various respects and enter into certain transactions with the Borrower, including having the Manager exchange substantially all of its equity interest in the Borrower for cash and certain property. The Manager would be released from its obligation under the Operating Agreement to contribute additional capital to the Borrower, but the Investor would increase the amount of its obligation under the Operating Agreement to contribute additional capital to the Borrower to at least $180,000,000.00 in cash.

              The Borrower has requested that the Lenders and the Administrative Agent consent to such amendments and transactions and amend and waive certain provisions of the Credit Agreement and the Member Letter signed by the Manager and BPOP upon the terms and subject to the conditions set forth herein.

              NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                         CONSENT, AMENDMENT, AND WAIVER

              1.1. Notwithstanding anything to the contrary contained in the Credit Agreement or any of the other Loan Documents, upon the effectiveness of this Consent, each of the Lenders and the Administrative Agent consents to (i) the Manager and the Investor entering into the Second Amendment to Operating Agreement of BPP Retail, LLC substantially in the form attached hereto as EXHIBIT A (the "Second Amendment") and (ii) the Manager, the Investor, the Borrower, and BPOP consummating the transactions provided for in the Second Amendment. Without limiting the generality of the foregoing, upon the effectiveness of this Consent, (i) the payment of the special CalPERS Contribution referred to in Section 2(a) of the Second Amendment need not be funded through the Subscription Account; PROVIDED that nothing contained in this Consent shall impair or detract from the obligation of the Investor to make all payments of the Additional Capital Contributions referred to in Section 3.12 of the Operating Agreement to the Subscription Account, and (ii) notwithstanding anything to the contrary contained in the Credit Agreement or any of the other Loan Documents (including paragraphs (a), (b), (d) and (e) of the Member Letter signed by the Manager and
BPOP), the Capital Commitment and Unpaid Capital Obligation of the Manager may be terminated; PROVIDED that the Capital Commitment and Unpaid Capital Obligation of the Investor are increased to at least $180,000,000.00.

              1.2. Upon the effectiveness of this Consent:

                   (a) The definition of the term "Change of Control" set forth in Section 1.01 of the Credit Agreement shall be amended by inserting the following sentence as the last sentence of such definition: "Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred in the event that the Manager withdraws as a member and manager of the Borrower so long as BPOP is substituted as to the Manager's interest as a member and manager under the Operating Agreement in accordance with the terms and provisions of the Operating Agreement."

                   (b) Notwithstanding anything to the contrary contained in the Credit Agreement or any of the other Loan Documents, neither the consent of the Administrative Agent or the Lenders nor the prepayment of the Obligations pursuant to Section 2.10(b) of the Credit Agreement shall be required in the event that the Manager withdraws as a member and manager of the Borrower so long as (i) BPOP is substituted as to the Manager's interest as a member and manager under the Operating Agreement in accordance with the terms and provisions of the Operating Agreement and (ii) the documents and instruments effectuating such transfer and withdrawal are in form and substance reasonably satisfactory to the Administrative Agent.

                   (c) From and after the effectiveness of the Second Amendment,
(i) the references in the Member Letter signed by the Investor to the amount "$171,000,000.00" shall refer instead to the amount "$180,000,000.00", and (ii)
clause (ii)(x) of the definition of the term "Available Borrowing Amount" contained in Section 1.01 of the Credit Agreement shall be amended by adding the phrase "less $9,000,000.00" immediately after the phrase "the aggregate Unpaid Capital Obligations of the Investor" appearing therein.

              1.3. Upon the effectiveness of this Consent, the Lenders hereby waive their right under Section 2.10(b) of the Credit Agreement to require the Borrower to prepay the Obligations as a result of the reduction or termination of the Manager's Capital Commitment.

                                  MISCELLANEOUS

              2.1. Each Credit Party hereby represents and warrants that:

                   (a) Its execution, delivery and performance of this Consent
(i) is within its limited liability company power, (ii) has been duly authorized by all necessary limited liability company or other action, and (iii) does not contravene any law, rule or regulation applicable to it or violate or create a default under its organizational documents or any contractual provision binding on it or affecting it or any of its property.

                   (b) This Consent constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforcement hereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                   (c) No Default has occurred and is continuing or would exist immediately after giving effect to this Consent and to the transactions contemplated hereby.

                   (d) The representations and warranties of the Credit Parties appearing in the Loan Documents were true and correct in all material respects as of the date when made and, after giving effect to this Consent, continue to be true and correct in all material respects on the date hereof.

                   (e) No consent of any other Person is required in connection with the execution, delivery and performance by the Credit Parties of this Consent (other than any consents that have been obtained and are in full force and effect).

                   (f) The Borrower has no offsets, defenses, claims, counterclaims, setoffs or other basis for reduction with respect to any of the Obligations.

              2.2. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with or arising out of the negotiation, preparation, execution and delivery of this Consent (including the reasonable fees and expenses of counsel) and the consummation of the transactions contemplated by this Consent.

              2.3. Except to the extent of the consent set forth in this Consent, each of the Credit Agreement and the other Loan Documents is hereby ratified and confirmed and shall continue in full force and effect. Without limiting the generality of the foregoing, each of the Borrower and the Investor hereby confirms that the Unpaid Capital Obligation of the Investor, after giving effect to this Consent, to the effectiveness of the Second Amendment, and to the making of the payment referred to in Section 2(a) of the Second Amendment, is not less than $180,000,000.00 in cash. This Consent is effective exclusively for the purposes set forth herein, and any additional consents or any amendment, modification, or supplement to any Loan Document must be in writing in accordance with the terms of the Credit Agreement or other applicable Loan Document. A breach of any of the representations, warranties, or covenants contained in this Consent shall constitute an Event of Default under the Credit Agreement, entitling the Administrative Agent and the Lenders to exercise any and all rights and remedies thereunder or available to it at law or in equity.

              2.4. This Consent sets forth the entire agreement of the parties with respect to the subject matter hereof.

              2.5. Neither this Consent nor any provision hereof may be waived, amended or modified except pursuant to an agreement complying with Section 9.02(b) of the Credit Agreement.

              2.6. This Consent shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to the principles thereof relating to conflict of laws).

              2.7. This Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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              2.8. This Consent may be executed in any number of counterparts
(and by different parties hereto on different counterparts), each of which shall be deemed an original, and all of which taken together shall constitute but one agreement. Delivery of an executed signature page of this Consent by telecopy shall be as effective as delivery of a manually executed counterpart of this Consent.

              2.9. The Borrower shall furnish the Administrative Agent with prompt written notice of the effectiveness of the Second Amendment.

                                  EFFECTIVENESS

              3.1. This Consent shall not become effective until the date (the "Effective Date") on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

                   (a) The Administrative Agent shall have received from each party hereto either (i) a counterpart of this Consent signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include a telecopy transmission of a signed signature page of this Consent) that such party has signed a counterpart of this Consent).

                   (b) The Borrower shall have executed and delivered to the Administrative Agent a consent, waiver or amendment to the credit agreement and loan documents under the Senior Facility, in form and substance satisfactory to the Administrative Agent.

                   (c) The Administrative Agent shall have received such other documents and certificates (if any) as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Credit Parties and their Related Parties, the authorization of the Second Amendment or this Consent, or the consummation of the transactions described therein or herein, all in form reasonably satisfactory to the Administrative Agent.

                   (d) The Borrower shall have paid (i) to the Administrative Agent, for the account of each Lender in accordance with its respective Applicable Percentage, a nonrefundable amendment fee in an aggregate amount equal to $85,500.00, and (ii) to Chase, for the account of Chase or Chase Securities Inc. ("CSI"), a nonrefundable advisory fee in the amount separately agreed upon in writing among the Borrower, Chase, and CSI.

                   (e) The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower confirming that, as of the Effective Date, (i) no Default or Event of Default shall have occurred and be continuing and (ii) all representations and warranties of the Credit Parties appearing in the Loan Documents were true and correct in all material respects as of the date when made and, after giving effect to this Consent, continue to be true and correct in all material respects as of the Effective Date.

The Administrative Agent shall notify the Borrower and each of the Lenders if and when such conditions shall have been satisfied, and such notice shall be conclusive and binding.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

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              IN WITNESS WHEREOF, the parties hereto have caused this First
Consent to be duly executed and delivered by their respective authorized officers or other representatives as of the day and year first above written.

                             BPP RETAIL, LLC, a Delaware limited
                             liability company

                             By: BURNHAM PACIFIC EMPLOYEES LLC,
                                 a Delaware limited liability company,
                                 its manager

                                  By: BURNHAM PACIFIC OPERATING PARTNERSHIP,
                                      L.P., a Delaware limited  partnership,
                                      its manager

                                      By: BURNHAM PACIFIC PROPERTIES, INC.,
                                          a Maryland corporation, its general
                                          partner

                                          By: /s/ Scott C. Verges
                                             --------------------------------
                                             Name:  Scott C. Verges
                                             Title: Secretary

                             BURNHAM PACIFIC EMPLOYEES LLC, a Delaware limited liability company

                             By: BURNHAM PACIFIC OPERATING PARTNERSHIP,
                                 L.P., a Delaware limited  partnership,
                                 its manager

                                 By: BURNHAM PACIFIC PROPERTIES, INC.,
                                     a Maryland corporation, its general
                                     partner

                                     By: /s/ Scott C. Verges
                                         --------------------------------
                                         Name:  Scott C. Verges
                                         Title: Secretary

                             BURNHAM PACIFIC OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

                             By: BURNHAM PACIFIC PROPERTIES, INC., a Maryland
                                 corporation, its general partner

                                 By: /s/ Scott C. Verges
                                    ------------------------------
                                    Name:  Scott C. Verges
                                    Title: Secretary

                             STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM, a unit of the State and Consumer Services Agency of the State of California

                             By: /s/ Guy Jacquier
                                 ----------------------------------------------
                                 Name:  Guy Jacquier
                                 Title: Senior Real Estate Investment Officer

                             THE CHASE MANHATTAN BANK, as a Lender
                             and as Administrative Agent

                             By: /s/ John F. Mix
                                 ----------------------------------------------
                                 Name:  John F. Mix
                                 Title: Vice President

                             ALLIED IRISH BANK, NEW YORK BRANCH,
                             as a lender

                             By: /s/ William J. Strickland
                                 ----------------------------------------------
                                 Name:  William J. Strickland
                                 Title: Executive Vice President

                             By: /s/ Germaine Reusch
                                 ----------------------------------------------
                                 Name:  Germaine Reusch
                                 Title: Vice President

                             BANCO DI NAPOLI, NEW YORK BRANCH,
                             as a Lender

                             By: /s/ Vito Spada
                                 ----------------------------------------------
                                 Name:  Vito Spada
                                 Title: Executive Vice President

                             By: /s/ Claude P. Mapes
                                 ----------------------------------------------
                                 Name:  Claude P. Mapes
                                 Title: First Vice President

                             BANCO DI SICILIA, NEW YORK BRANCH,
                             as a Lender

                             By: /s/ Carlo Cracolici
                                 ----------------------------------------------
                                 Name:  Carlo Cracolici
                                 Title: Senior Vice President & General Manager

                             By: /s/ Pierpaolo Carrubba
                                 ----------------------------------------------
                                 Name:  Pierpaolo Carrubba
                                 Title: Vice President

                             BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., as a Lender

                             By: /s/ Peter W. Wood
                                 ----------------------------------------------
                                 Name:  Peter W. Wood
                                 Title: Vice President

                             By: /s/ Rachel L. Mena
                                 ----------------------------------------------
                                 Name:  Rachel L. Mena
                                 Title: Assistant Vice President

                             BANK OF IRELAND, as a Lender

                             By: /s/ Niamh O'Flynn
                                 ----------------------------------------------
                                 Name:  Niamh O'Flynn
                                 Title: Manager

                             BANQUE NATIONALE DE PARIS, as a Lender

                             By: /s/ William Shaheen
                                 ----------------------------------------------
                                 Name:  William Shaheen
                                 Title: Vice President

                             By: /s/ Franck P. Blua
                                 ----------------------------------------------
                                 Name:  Franck P. Blua
                                 Title: Assistant Treasurer

                             CARIPLO - CASSA DI RISPARMIO DELLE PROVINCIE
                             LOMBARDE S.p.A., GRAND CAYMAN BRANCH, as a Lender

                             By: /s/ Giancarlo Baiocchi
                                 ----------------------------------------------
                                 Name:  GianCarlo Baiocchi
                                 Title: Assistant Vice President

                             By: /s/ Maria Elena Greene
                                 ----------------------------------------------
                                 Name:  Maria Elena Greene
                                 Title: Assistant Vice President

                             DG BANK, DEUTSCHE GENOSSENSCHAFTSBANK AG, NEW YORK BRANCH, as a Lender

                             By: /s/ Linda J. O'Connell
                                 ----------------------------------------------
                                 Name:  Linda J. O'Connell
                                 Title: Vice President

                             By: /s/ Michael Campto
                                 ----------------------------------------------
                                 Name:  Michael Campto
                                 Title: Assistant Vice President

                             ERSTE BANK NEW YORK BRANCH, as a Lender

                             By: /s/ Paul Judicke
                                 ----------------------------------------------
                                 Name:  Paul Judicke
                                 Title: Vice President

                             By: /s/ John S. Runnion
                                 ----------------------------------------------
                                 Name:  John S. Runnion
                                 Title: First Vice President

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                             KBC BANK N.V., as a Lender

                             By: /s/ Patrick J. Owens
                                 ----------------------------------------------
                                 Name:  Patrick J. Owens
                                 Title: Vice President

                             By: /s/ Michael V. Curran
                                 ----------------------------------------------
                                 Name:  Michael V. Curran
                                 Title: Vice President

                             REPUBLIC NATIONAL BANK OF NEW YORK, as a Lender

                             By: /s/ Theodore Koerner
                                 ----------------------------------------------
                                 Name:  Theodore Koerner
                                 Title: First Vice President

                             By: /s/ Monisha V. Khadse
                                 ----------------------------------------------
                                 Name:  Monisha V. Khadse
                                 Title: Vice President

                             RZB FINANCE LLC, as a Lender

                             By: /s/ Dieter Beintrexler
                                 ----------------------------------------------
                                 Name:  Dieter Beintrexler
                                 Title: President

                             By: /s/ Robert E. Woods
                                 ----------------------------------------------
                                 Name:  Robert E. Woods
                                 Title: First Vice President

                             VIA BANQUE, as a Lender

                             By: /s/ C. Prot       /s/ J.F. VITTE
                                 ----------------------------------------------
                                 Name:  C. Prot        J.F. Vitte
                                 Title: